SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           The Asia Tigers Fund, Inc.
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

|X| No Fee Required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

                           The Asia Tigers Fund, Inc.
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281
                                                                   June 24, 1998
Dear Stockholder:

     We are pleased to invite you to a Special Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") to be held on Friday, August 7, 1998, at 10:00 a.m.

     The Special Meeting has been called because on May 12, 1998, Barclays Bank Plc entered into an agreement to sell its Hong Kong subsidiary, Barclays Global Investors Hong Kong Limited ("BGIHK"), to AXA Investment Managers SA ("AXA"), the global investment management arm of AXA group, one of the largest insurance and investment management companies in the world. While the transaction did not directly involve Barclays Global Investors International Inc. ("BGII"), which had served as the Fund's investment adviser since the inception of the Fund, BGII provided investment advice to the Fund through the services of BGIHK's investment advisory personnel. Upon consummation of the transaction on June 9, 1998, all of BGIHK's investment advisory personnel involved in the management of the Fund became associated with AXA.

     Since the closing of the transaction, the former BGIHK advisory personnel have continued to provide investment advice to the Fund through AXA's U.S. registered investment advisory affiliate, AXA Asset Management Partenaires ("AAMP"). In order to provide for continuity in the management of the Fund and due to the desire of Barclays Bank and AXA to close their transaction as soon as possible, a new investment advisory agreement among Advantage Advisers, Inc. ("Advantage"), AAMP and the Fund was approved by the Fund's Board of Directors on May 20, 1998, subject to further stockholder approval at the Special Meeting. Please note that the new investment advisory agreement is substantially identical to the prior investment advisory agreement among Advantage, BGII and the Fund.

     At the Special Meeting, stockholders will also be requested to approve certain amendments to the existing management agreement between the Fund and Advantage. The amended management agreement is substantially identical to the existing management agreement and would provide Advantage with the additional authority to manage the Fund's assets directly, which will then be delegated to AXA pursuant to the new investment advisory agreement for the term of the new investment advisory agreement.

     After careful consideration, the Board of Directors of the Fund, including its independent directors, approved the two proposals and recommended that the stockholders vote "FOR" each proposal. Whether or not you plan to attend the meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope.

     Please feel free to call us at 1-800-421-4777 to answer any questions regarding the proposal or other matters.


                                                        Sincerely,

                                                        /s/ Alan Rappaport

                                                        Alan Rappaport
                                                        Chairman of the Board

                           The Asia Tigers Fund, Inc.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                                   June 24, 1998

To the Stockholders:

     Notice is hereby given that a Special Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund"), will be held on Friday, August 7, 1998, at CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th Floor at 10:00 a.m., for the purposes of considering and voting upon:

     1. The approval of the new investment advisory agreement among Advantage Advisers, Inc., AXA Asset Management Partenaires and the Fund. No fee increase is proposed.

     2. The approval of certain amendments to the management agreement between Advantage Advisers, Inc. and the Fund. No fee increase is proposed.

     The close of business on June 18, 1998 has been fixed as the record date for the determination of stockholders who will be entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.


                                          By Order of the Board of Directors,


                                          Robert I. Kleinberg,
                                          Secretary


New York, New York
June 24, 1998


TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  Registration

   Corporate Accounts                               Valid Signature
   (1)  ABC Corp.                                   ABC Corp.
   (2)  ABC Corp.                                   John Doe, Treasurer
   (3)  ABC Corp. c/o John Doe, Treasurer           John Doe
   (4)  ABC Corp. Profit Sharing Plan               John Doe, Trustee

   Trust Accounts
   (1)  ABC Trust                                   Jane B. Doe, Trustee
   (2)  Jane B. Doe, Trustee u/t/d/ 12/28/78        Jane B. Doe


  Custodial or Estate Accounts
   (1)  John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA             John B. Smith
   (2)  John B. Smith                               John B. Smith, Jr., Executor

                           The Asia Tigers Fund, Inc.

                             CIBC Oppenheimer Tower
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                                 PROXY STATEMENT

                         Special Meeting of Stockholders

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Asia Tigers Fund, Inc. (the "Fund"), to be used at the Special Meeting of Stockholders (the "Meeting") and any adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Meeting will be held on Friday, August 7, 1998, at CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th Floor at 10:00 a.m. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about June 24, 1998.

     The purpose of the Meeting is to permit the Fund's stockholders to consider approval of a new investment advisory agreement and amendments to the existing management agreement, each of which have been approved by the Board of Directors. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the proposals set forth below (the "Proposals"). The close of business on June 18, 1998 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Each stockholder is entitled to one vote for each full share (and a fractional vote for each fractional share) held of record on the Record Date, with no shares having cumulative voting rights. On the Record Date, there were 20,514,984 shares of common stock issued and outstanding.


     The Fund will furnish, without charge, a copy of its most recent Annual Report and any subsequent Semi-Annual Report to any stockholder upon request. Requests should be directed to the Secretary of the Fund in writing at its address below or by calling 1-800-421-4777.

     The principal executive offices of the Fund are located at CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281. The Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies without establishing a new Record Date. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any proposal in their discretion. A stockholder vote may be taken on the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.

               PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY
                  AGREEMENT AMONG ADVANTAGE, AAMP AND THE FUND

Introduction

     On May 12, 1998, Barclays Bank Plc ("Barclays") entered into an agreement to sell its subsidiary, Barclays Global Investors Hong Kong Limited ("BGIHK"), to AXA Investment Managers SA ("AXA"), the investment management arm of AXA group, one of the largest insurance and investment management companies in the world. The transaction was consummated on June 9, 1998. While the transaction did not directly involve Barclays Global Investors International Inc. ("BGII"), which had served as the Fund's investment adviser since the inception of the Fund, BGII provided investment advice to the Fund through the services of BGIHK's investment advisory personnel. Upon consummation of the transaction on June 9, 1998, all of BGIHK's investment advisory personnel involved in the management of the Fund became associated with AXA.

     In order to provide for continuity in the management of the Fund and due to the desire of Barclays and AXA to close their transaction as soon as possible, a new investment advisory agreement among Advantage Advisers, Inc., the Fund's investment manager ("Advantage"), AXA Asset Management Partenaires, AXA's U.S. registered investment advisory affiliate ("AAMP"), and the Fund (the "New Advisory Agreement") was approved by the Fund's Board of Directors on May 20, 1998, subject to further stockholder approval of the Agreement at the Meeting.

     Section 15 of the 1940 Act requires stockholder approval of investment company investment advisory contracts. In light of the desire to consummate their transaction as soon as possible, on

May 29, 1998, the Fund, AAMP and Barclays applied for an order granting exemptive relief from the Securities and Exchange Commission (the "SEC Order") with respect to the New Advisory Agreement. Notice of the application for such relief was published in the Federal Register on June 1, 1998, and the SEC Order was issued on June 24, 1998. The relief allows AAMP to receive advisory fees pursuant to the New Advisory Agreement for the period of time prior to stockholder approval, such fees to be held in escrow pending stockholder approval of the New Advisory Agreement, which must occur by October 1, 1998. Under the terms of the relief, for the period from the time of the closing of the transaction on June 9, 1998 until the receipt of the SEC Order, fees to AAMP are limited to reimbursement for its actual costs in providing services to the Fund, rather than the full advisory fees that it would otherwise be entitled to receive under the New Advisory Agreement. Any such reimbursement would be held in escrow pending stockholder approval of the New Advisory Agreement. In the event that stockholders do not approve the New Advisory Agreement by October 1, 1998, all escrowed amounts will be remitted to the Fund.

     The Board of Directors is proposing that the Fund's stockholders approve the New Advisory Agreement. The New Advisory Agreement is substantially identical to the prior investment advisory agreement with BGII (the "BGII Agreement"), except for provisions relating to the escrow of fees. A description of the New Advisory Agreement, including the services provided by AAMP thereunder, is set forth below. The description is qualified in its entirety by reference to the New Advisory Agreement attached hereto as Exhibit A.

Information Concerning AAMP

     AAMP is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). AAMP is owned by AXA-UAP and certain of AXA-UAP's direct subsidiaries. AXA-UAP is controlled by four French mutual insurance companies acting as a group, AXA Assurances IARD Mutuelle, AXA Assurances Vie Mutuelle AXA, AXA Courtage Assurances Mutuelle and Alpha Assurances Vie Mutuelle (the "Mutuelles AXA"). The Mutuelles AXA control AXA-UAP through a holding company, Finaxa. Banque Paribas, a subsidiary of Compagnie Financiere de Paribas, a French financial institution engaged in banking and related activities, owns 14.6% of Finaxa.

     The names, titles and principal occupations of the current directors and executive officers of AAMP are set forth in the following table. The business address of each person listed below is 46 Avenue De La Grande Armee, 75017 Paris, France.

                                                    Title and
Name                                            Principal Occupation

Jean-Pierre Gilbert Hellebucyk ............ President and Director;
                                            Head of Investment Strategy,
                                            AXA Investment Managers
Christian Maurice Paul Rabeau ............. Director; Head of Asset Allocation,
                                            AXA Investment Managers
Kevin Claude Dolan ........................ Director; Chief Investment Officer,
                                            AXA Investment Managers (Paris)
Gerald Pierre Harlin ...................... Director; Chief Investment Officer,
                                            AXA Assurances
Thierry Deheuvels ......................... Director; Chief Investment Officer,
                                            AXA Investment Managers (Paris)
Jean-Baptiste de Gorostarzu ............... Head of European Equities,
                                            AXA Investment Managers (Paris)

Approval of BGII Agreement and the New Advisory Agreement

     The Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, Advantage, BGII or their affiliates, most recently approved the BGII Agreement on August 13, 1997. The stockholders most recently approved the BGII Agreement on September 30, 1997. The New Advisory Agreement was approved by the Board of Directors on May 20, 1998, subject to approval by the Fund's stockholders at the Meeting.

BGII and New Advisory Agreements

     The BGII Agreement and the New Advisory Agreement are substantially identical, except for the provisions in the New Advisory Agreement for the escrow of advisory fees until stockholder approval of the New Advisory Agreement. The following description of the New Advisory Agreement is qualified in its entirety by reference to the New Advisory Agreement attached hereto as Exhibit A.

Services to be Performed

     Pursuant to the New Advisory Agreement, subject to the direction and control of the Fund and in consultation with Advantage, AAMP has the authority to make investment strategy decisions for the Fund, manage the investing and reinvesting of assets in accordance with the Fund's stated policies, place purchase and sale orders for the Fund, provide research and data to the Fund and be responsible for compliance with applicable laws and regulations.

Expenses and Advisory Fees

     The New Advisory Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that AAMP is responsible for expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the Fund.

     The rate used to determine fees payable by Advantage to AAMP pursuant to the New Advisory Agreement will be equal to 0.50% of the Fund's average weekly net assets on an annualized basis, which is identical to that previously paid by Advantage to BGII under the BGII Agreement. For the period from the closing of the transaction to issuance of the SEC Order, AAMP will only be entitled to receive as an advisory fee reimbursement for its actual out-of-pocket costs for the services it provides to the Fund rather than the full advisory fees that it otherwise would be entitled to receive under the New Advisory Agreement.

Limitation of Liability

     The New Advisory Agreement is identical to the BGII Agreement and provides that, in the absence of disabling conduct, AAMP shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New Advisory Agreement provides that the Fund, under certain circumstances, will indemnify AAMP against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

     The New Advisory Agreement will continue until the earlier of stockholder approval at the Meeting or October 1, 1998, and thereafter, if approved by stockholders, would continue in effect until November 2, 1999, and for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Board of Directors who are not parties to the New Advisory Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party, and (ii) a majority of the Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The New Advisory Agreement may be terminated (without penalty) on 60 days' prior written notice by the Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage or AAMP, and the New Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Advisory Fee Information

     Under the BGII Agreement, BGII was paid by Advantage a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. As of May 31, 1998, the Fund's net assets were approximately $158.9 million. The aggregate amount of fees paid by Advantage to BGII for the

Fund's fiscal year ended October 31, 1997 under the BGII Agreement was $1,345,676.

Evaluation by the Board of Directors

     At the meeting held on May 20, 1998, the Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, Advantage, BGII, AAMP or their affiliates, approved the New Advisory Agreement and recommended that stockholders of the Fund approve such Agreement at the Meeting.

     In approving the New Advisory Agreement and determining to submit it to stockholders for their approval, the Board of Directors determined that continuity of advisory services after the transaction can best be assured by approving the New Advisory Agreement on behalf of the Fund, subject to approval by the Fund's stockholders at the Meeting. The Board of Directors of the Fund believes that the New Advisory Agreement is in the best interests of the Fund and its stockholders. In connection with its review of the New Advisory Agreement, the Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by AAMP. These materials included written information regarding AAMP and its personnel and operations.

     In approving the New Advisory Agreement, the Board of Directors of the Fund focused primarily on the nature, quality and scope of the operations and services to date provided by BGII to the Fund, which are expected to continue to be provided by substantially the same personnel who were associated with BGII and are now associated with AAMP, and the fact that the BGII Agreement and the New Advisory Agreement, including the terms relating to the services to be performed thereunder by AAMP and the expenses and fees payable to AAMP, are substantially identical, except as discussed above. In connection with these primary considerations, comparisons were made between the New Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to AAMP of its relationship with the Fund. In addition, the Fund's Board of Directors considered the commitment of AAMP to maintain and enhance the services provided to the Fund. Based upon its review of these factors, the Board of Directors concluded that the New Advisory Agreement is in the best interests of the Fund and its stockholders.

Required Vote

     As provided by the 1940 Act, approval of the New Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, ADVANTAGE, AAMP OR THEIR AFFILIATES, RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT.

               PROPOSAL 2: APPROVAL OF AMENDMENTS TOTHE MANAGEMENT
                    AGREEMENT BETWEEN ADVANTAGE AND THE FUND

Introduction

     Advantage has served as the investment manager to the Fund pursuant to a management agreement with the Fund since the inception of the Fund. The management agreement was most recently approved by the stockholders of the Fund on September 30, 1997.

     As investment manager, Advantage has been responsible for, among other things, supervising the Fund's investment program, consulting with the Fund's investment adviser regarding its decisions to purchase, sell, or hold certain securities, providing research and information and monitoring the performance of the Fund's various service providers.

     At the May 20, 1998 meeting, the Board of Directors approved certain proposed amendments to the existing management agreement (as it is proposed to be amended, the "Amended Management Agreement") between the Fund and Advantage. The amendments to the management agreement would provide Advantage with the additional authority to manage the Fund's assets directly. This authority currrently is delegated to AAMP pursuant to the New Advisory Agreement for the term of the New Advisory Agreement. The New Advisory Agreement may be terminated by the Fund, Advantage or AAMP, by appropriate notice to the other parties. Under the Amended Management Agreement, Advantage could manage the Fund's assets, subject to Board of Director approval, in the event of the termination of the New Advisory Agreement. If the New Advisory Agreement were terminated and Advantage were to manage the Fund, the fees retained by Advantage would increase, although the costs to Advantage of providing advisory services to the Fund would also increase. Certain directors and officers of the Fund have an interest in the Amended Management Agreement as a result of their interest in or positions with Advantage and/or its affiliates.

     The Form of Amended Management Agreement is attached hereto as Exhibit B. In the event that the proposed amendments to the management agreement are not approved at the Meeting, Advantage would continue to serve as the investment manager to the Fund under the existing management agreement.

Information Concerning Advantage

     Advantage is a corporation organized under the laws of Delaware on May 31, 1990 and a registered investment adviser under the Investment Advisers Act. Advantage has served as investment manager to the Fund since commencement of the Fund's operations. Advantage, together with its affiliates, provides investment advisory services to registered investment companies and other client accounts. Advantage is a wholly-owned subsidiary of CIBC Oppenheimer Corp. ("CIBC OpCo"), which is indirectly owned by The Canadian Imperial Bank of Commerce.

     The principal business address of Advantage and CIBC OpCo is CIBC Oppenheimer Tower, 200 Liberty Street, New York, New York 10281. The principal business address of The Canadian Imperial Bank of Commerce is Commerce Court, Toronto, Ontario, Canada M5L 1A2.

     The names, titles and principal occupations of the current directors and executive officers of Advantage are set forth in the following table. The business address of each person listed below is CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York, 10281.

                                         Title and
Name                               Principal Occupation

Stephen Robert ..........  Chairman of Advantage and Vice Chairman of
                           CIBC OpCo
Alan H. Rappaport .......  President and Member of the Board of
                           Advantage and Managing Director of CIBC OpCo
Dennis E. Feeney ........  Vice President of Advantage and Chief Financial
                           Officer and Managing Director of CIBC OpCo
Nitin Sheth .............  Vice President of Advantage and Managing
                           Director and Director of Corporate Taxes of CIBC OpCo
Melvin S. Herman ........  Treasurer of Advantage and Managing Director and
                           Treasurer of CIBC OpCo
Robert I. Kleinberg .....  Member of the Board of Advantage and Managing
                           Director and General Counsel of CIBC OpCo
Robert A. Blum ..........  Assistant Secretary of Advantage and Managing
                           Director and Associate General Counsel of CIBC OpCo
Miriam Katz .............  Secretary of Advantage and of CIBC OpCo

     The following table provides information regarding the directors and officers of the Fund who are also directors, officers or employees of Advantage:

                               Position with                     Position with
Name                             the Fund                          Advantage

Alan H. Rappaport        Chairman of the Board              President and Member
                                                             of the Board
Robert I. Kleinberg      Secretary                          Member of the Board
Robert A. Blum           President, Assistant Secretary     Assistant Secretary

Approvals of Management Agreement

     The Board of Directors, including a majority of the directors who are not "interested persons" (as defined in 1940 Act) of the Fund, Advantage or their affiliates, most recently approved the Fund's management agreement with Advantage on August 13, 1997. The stockholders most recently approved the management agreement at a special meeting of stockholders held on September 30, 1997. As discussed above, the Board of Directors approved the proposed amendments to the management agreement on May 20, 1998, and recommended their approval to the Fund's stockholders.

Terms of Management Agreement

     The prior management agreement and the Amended Management Agreement are substantially identical, except for the addition of provisions providing Advantage with the discretion to manage the Fund's assets on a day-to-day basis. The following description of the Amended Management Agreement is qualified in its entirety by reference to the Form of Amended Management Agreement attached hereto as Exhibit B.

Services to be Performed

     Pursuant to the Amended Management Agreement, Advantage would continue to
(1) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall business strategy; (2) provide research and information to the Fund; and (3) monitor the performances of the Fund's various service providers. Advantage will also continue to provide access to research and statistical data to the Fund. In addition, Advantage would have the express authority to make the day-to-day investment decisions for the Fund, and could delegate any of its responsibilities under the Agreement to other parties.

Expenses and Advisory Fees

     The Amended Management Agreement is identical to the existing management agreement and provides that the management fee paid to Advantage would continue at the historical rate of 1.00% of the Fund's average weekly net assets on an annualized basis. The Fund is responsible for all of its expenses and liabilities, except that Advantage is responsible for expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund.

Limitation of Liability

     The Amended Management Agreement is identical to the existing management agreement and provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), Advantage shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, as with the existing management agreement, the Amended Management Agreement provides that the Fund, under certain circumstances, will indemnify Advantage against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

     If stockholder approval of the proposed amendments is received, the Amended Management Agreement will continue to November 2, 1999, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Board of Directors who are not parties to the Amended Management Agreement and who are not "interested persons" (as defined in the 1940 Act) of any such party, and (ii) a majority of the Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The Amended Management Agreement may be terminated (without penalty) on 60 days' prior written notice by the Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage, and the Amended Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Advantage Management Fee Information

     As of May 31, 1998, the approximate net assets of the Fund were $158.9 million. The management fee rate paid by the Fund to Advantage is 1.00% of the Fund's average weekly net assets. The aggregate amount of this fee for the Fund's most recently completed fiscal year under the management agreement was $2,691,353. Advantage remitted a portion of the fee to BGII at an annual rate of 0.50% of the Fund's average weekly net assets pursuant to the BGII Agreement.

Evaluation by the Board of Directors

     At the meeting held on May 20, 1998, the Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, Advantage or their affiliates, approved the proposed amendments to the management agreement and recommended that stockholders approve such amendments.

     In approving the proposed amendments to the management agreement and determining to submit them to stockholders for their approval, the Board of Directors has determined that overall continuity and efficiency of advisory services can best be assured by approving the proposed amendments to the management agreement on behalf of the Fund. The Board of Directors believes that the proposed amendments to the management agreement will enable the Fund to continue to obtain high-quality services at a cost which it deems appropriate and reasonable and that approval of the proposed amendments to the management agreement is in the best interests of the Fund and its stockholders.

     In approving the proposed amendments to the management agreement, the Board of Directors focused primarily on the nature, quality and scope of the operations and services to date provided by Advantage to the Fund, which are expected to continue to be provided to the Fund. In connection with these primary considerations, comparisons were made between the proposed amendments to the management agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to Advantage of its relationship with the Fund. In addition, the Board of Directors considered the commitment of Advantage to maintain the services it provides to the Fund. Based upon its review of these factors, the Board of Directors concluded that the proposed amendments to the management agreement are in the best interests of the Fund and its stockholders.

Required Vote

     As provided by the 1940 Act, approval of the proposed amendments to the management agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. For a discussion of the definition of a "majority of the outstanding voting securities," see "Required Vote" under Proposal 1 above.

THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, ADVANTAGE, OR THEIR AFFILIATES, RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENTS TO THE MANAGEMENT AGREEMENT.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

     The following table provides information regarding the number and percentage of outstanding shares of Common Stock owned beneficially by each director and executive officer of the Fund, and all directors and executive officers of the Fund as a group, as of May 1, 1998:

                                                       Shares of Common Stock,
                                                        Beneficially Owned,
Name                                                 Directly or Indirectly (1)

Charles F. Barber                                               1,000
Robert A. Blum                                                    500
Leslie H. Gelb                                                      0
Alan H. Rappaport                                               1,000
Jeswald W. Salacuse                                               310
Lenard Brafman                                                      0
Robert I. Kleinberg                                                 0
                                                                -----
All Directors and Executive Officers (as a group)               2,810

----------
(1) No holdings of a director or executive officer, nor of the directors and executive officers as a group, represented more than 1% of the outstanding shares of the Fund's Common Stock. Each director and executive officer has sole voting and investment power with respect to the listed shares.

     To the knowledge of the Fund, no person owns beneficially more than 5% of the Fund's outstanding shares.

                             ADDITIONAL INFORMATION

     CIBC OpCo serves as the Fund's administrator. The address of CIBC OpCo is CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York, 10281. The administrative fee rate paid by the Fund to CIBC OpCo is 0.20% of the Fund's average weekly net assets. The aggregate amount of fees paid by the Fund to CIBC OpCo for the Fund's most recently completed fiscal year was $538,271. CIBC OpCo subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     Any proposals which stockholders of the Fund plan to submit at the next annual meeting to be held in 1999 must be received by September 11, 1998 if they are to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                 EXPENSES OF THE MEETING AND PROXY SOLICITATION

     The expenses of the Meeting and the costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by Barclays and/or AXA, and not by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage, CIBC OpCo, or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, D.F. King & Co., Inc., a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that D.F. King & Co., Inc. will be paid for such solicitation services in an amount not to exceed $7,500 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

     D.F. King & Co., Inc. may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted along with a special toll-free number which will be available in the event the stockholder wished to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact D.F. King & Co., Inc. at its toll-free number, 1-800-735-3568.

June 24, 1998

                                                                       Exhibit A


                    FORM OF INVESTMENT ADVISORY AGREEMENT(1)

                            Advantage Advisers, Inc.
                             CIBC Oppenheimer Tower
                           One World Financial Center
                            New York, New York 10281

                                                                    June 9, 1998

AXA Asset Management Partenaires
46 Avenue De La Grande Armee
75017 Paris, France

Dear Sirs:

     This will confirm the agreement among the undersigned (the "Investment Manager"), you (the "Investment Adviser") and the Fund (but only with respect to subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this Agreement) as follows:


     1. The Investment Manager has been employed by The Asia Tigers Fund, Inc. (the "Fund") pursuant to a management agreement between the Fund and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, non-diversified management investment company registered under the 1940 Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

     2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and

----------
(1) Changes that reflect changes in parties, addresses and dates have not been footnoted.

reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund and (e) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations.

     3. (a) The Investment Adviser shall, at its expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement.

     (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

     4. The Investment Adviser shall have discretion over investment decisions for the Fund and shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

     5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data or otherwise.

     6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including CIBC Oppenheimer Corp. or any other brokers affiliated with the Investment Adviser or the Investment Manager) for the execution of trades for the Fund.

     7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. It is understood that not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.

     8. In consideration of the services to be rendered by the Investment Adviser under this Agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 0.50% of the Fund's average weekly net assets; [provided, however, that during the period of time commencing on the date of this Agreement and continuing until the issuance of the Securities and Exchange Commission Order on the requested exemptive relief pursuant to Section 6(c) of the 1940 Act, the Investment Adviser shall be entitled only to reimbursement of its reasonable costs for providing services to the Fund, which shall be certified to the satisfaction of the Investment Manager; and provided further, that during the period of time commencing on the date hereof and continuing until the earlier of (a) such time as this Agreement is approved by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or (b) October 1, 1998, the fees payable to the Investment Adviser under this Agreement shall be paid into an interest-bearing account (the "Account") maintained by an escrow agent. Such escrow agent shall not be an "affiliated person" (as defined in the 1940 Act) of any of the parties hereto. All amounts paid into the Account (including interest earned on such fees) may be paid to the Investment Adviser upon the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) of this Agreement. In the event that the stockholders of the Fund fail to approve this Agreement prior to October 1, 1998, all amounts in the Account shall be paid to the Fund. The parties hereto expressly acknowledge that the escrow agent may release the moneys in the Account only upon receipt of a certificate from an officer of the Company (who shall not be an "interested person" (as defined in the 1940 Act) of the Investment Adviser) stating that the moneys are to be delivered to the Investment Adviser and that this Agreement has been approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or, in the event that the shareholders of the Fund failed to approve the Agreement prior to the date specified above, that the moneys in the Account are to be delivered to the Fund.](2) If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until termination of this Agreement.

     10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or its shareholders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a

----------
(2)  Language in brackets has been added.

quorum of directors of the Fund who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

     11. [Except as otherwise provided herein,]3 this Agreement shall continue in effect until November 2, 1999, and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by the vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager [or the Investment Adviser],4 upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

     13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     14. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

----------
(3)  Language in brackets has been added.

(4)  Language in brackets has been added.

If to the Investment Adviser:
   AXA Asset Management Partenaires
   46 Avenue De La Grande Armee
   75017 Paris, France
   Tel:   011-31-1-5537-5000
   Attn:  Jean-Pierre Hellebucyk

If to the Investment Manager:
   Advantage Advisers, Inc.
   CIBC Oppenheimer Tower
   One World Financial Center
   New York, New York  10281
   Tel:   212-667-5014
   Fax:   212-667-7950
   Attn:  Alan H. Rappaport

with a copy to:
   CIBC Oppenheimer Corp.
   CIBC Oppenheimer Tower
   One World Financial Center
   New York, New York  10281
   Tel:   212-667-5014
   Fax:   212-667-7950
   Attn:  Alan H. Rappaport

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile is sent or mailed.

     15. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                             Very truly yours,


                                             ADVANTAGE ADVISERS, INC.


                                             By:_______________________________
                                                Name:
                                                Title:

ACCEPTED:


AXA ASSET MANAGEMENT PARTENAIRES


By:__________________________________
Name:
Title:

The Asia Tigers Fund, Inc. hereby
acknowledges and agrees to the
provisions of subparagraph 3(b)
and paragraphs 6, 7, 10 and
11 of this Agreement.


THE ASIA TIGERS FUND, INC.


By:__________________________________
Name:
Title:

                                                                       Exhibit B

                     FORM OF AMENDED MANAGEMENT AGREEMENT(1)

     Agreement dated and effective as of ________ __, 1998 between The Asia Tigers Fund, Inc., a Maryland corporation (herein referred to as the "Fund"), and Advantage Advisers, Inc., a Delaware corporation (herein referred to as the "Investment Manager").

     (i) Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors(2) regarding the Fund's overall investment strategy; (ii) [make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund](3) (vi) advise the Fund(4) with respect to all matters relating to the Fund's use of leveraging techniques;(5) (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian; and
(viii) pay the salaries, fees and expenses of such of the Fund's officers, directors or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager.(6) [The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Fund.](7)

     (ii) In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund.(8) The Investment Manager shall bear all expenses arising out of its duties hereunder.

----------
(1) This form of Amended Management Agreement indicates changes from the existing Management Agreement. Changes that reflect changes in names, addresses and dates have not been footnoted.

(2) The language "and Barclays Global Investors International Inc." has been omitted where indicated.

(3)  The bracketed language has been added.

(4)  The language "and the Investment Adviser" has been omitted.

(5) The language "(iii) consult with the Investment Adviser on a regular basis regarding the Investment Adviser's decisions concerning the purchase, sale or holding of particular securities; (iv) provide access on a continuous basis to economic, financial and political information, research and assistance concerning Asian Countries and, as appropriate, to assist in the process of Asian Country selection;" has been omitted.

(6) The following language has been omitted: "In addition, the Investment Manager hereby undertakes and agrees to appoint Barclays Global Investors International Inc. as investment adviser to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets, (c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to Fund in relation to investing and other matter within the scope of the investment objective and limitations of the Fund and (e) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations. The Investment Adviser shall have discretion over investment decisions for the Fund."

(7)  The bracketed language has been added.

(8)  The following language has been omitted: "and to the Investment Adviser."

     Except as provided in Section 1 hereof(9), the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

     [(iii) Transactions with Affiliates. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including CIBC Oppenheimer Corp. or any other brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

     (iv) Best Execution; Research Services. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by
Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to

----------
(9) The following language has been omitted: "and subparagraph 3(a) of the Investment Advisory Agreement among the Investment Adviser, the Investment Manager and, with respect to certain sections, the Fund (the "Advisory Agreement")."

another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.](10)

     (v) Remuneration. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 1.00% of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.11

     (vi) Representations and Warranties. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     (vii) Services Not Deemed Exclusive. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the12 Fund.

----------
(10) The bracketed language has been added.

(11) The following language has been omitted: "Compensation of the Investment Adviser for services provided under the Advisory Agreement is the sole responsibility of the Investment Manager."

(12) The following language has been omitted: "Investment Adviser or of the."

   (viii) Limit of Liability. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

     (ix) Duration and Termination. This Agreement shall remain in effect until November 2, 1999 and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     (x) Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     (xi) Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

   If to the Fund:

                           The Asia Tigers Fund, Inc.
                           CIBC Oppenheimer Tower
                           One World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:  (212) 667-5000
                           Fax:  (212) 667-7950
                           Attn: Alan H. Rappaport
                                   Chairman

   If to the Investment Manager:

                           Advantage Advisers, Inc.
                           CIBC Oppenheimer Tower
                           One World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:  (212) 667-5000
                           Fax:  (212) 667-7950
                           Attn:  Alan H. Rappaport
                           President
   with a copy to:

                           CIBC Oppenheimer Corp.
                           CIBC Oppenheimer Tower
                           One World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:  (212) 667-7300
                           Fax:  (212) 667-6908
                           Attn: General Counsel

or to such other address as to which the recipient shall have informed the other party in writing.

Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

     (xii) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                                          THE ASIA TIGERS FUND, INC.


                                          By:______________________________
                                          Name:
                                               Title:


                                          ADVANTAGE ADVISERS, INC.



                                          By:______________________________
                                          Name:
                                               Title:

                           THE ASIA TIGERS FUND, INC.
                 SPECIAL MEETING OF STOCKHOLDERS--August 7, 1998
               This Proxy is Solicited on Behalf of the Directors


     The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum, Carmine Angone and Maureen Seaman, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at a Special Meeting of Stockholders of the Fund to be held at CIBC Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, August 7, 1998, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated June 24, 1998.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. Please refer to the Proxy Statement for a discussion of the Proposals.



HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE ANY COMMENTS?

______________________________                    ______________________________

______________________________                    ______________________________

______________________________                    ______________________________


                    (Continued, and to be signed and dated, on the reverse side)

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. The approval of the new Investment Advisory Agreement among Advantage Advisers, Inc., AXA Asset Management Partenaires and the Fund.

              [  ] FOR          [  ] AGAINST       [  ] ABSTAIN

2. The approval of the proposed amendments to the Management Agreement between Advantage Advisers, Inc. and the Fund.

              [  ] FOR          [  ] AGAINST       [  ] ABSTAIN

The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

     [ ] I will attend the meeting      [ ] Change of Address and/ or
                                            Comments Mark Here




Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Date ____________________________,1998

______________________________________

_______________________________________
 Signature(s), Title(s), if applicable

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

Votes MUST be indicated (x) in Black or Blue ink.                        [x]